                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Hawaiian Holdings,
Inc. (the "Company") for the period ended June 30, 2003 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Randall
L. Jenson, Chief Financial Officer, Treasurer and Secretary of the Company,
certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

Date: March 31, 2005                  By: /s/ Randall L. Jenson
                                          --------------------------------------
                                          Randall L. Jenson
                                          Chief Financial Officer,
                                          Treasurer and Secretary

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